EXHIBIT 10.30
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
LON R. GREENBERG
Lon R. Greenberg is Chairman and Chief Executive Officer of UGI Corporation. Mr. Greenberg has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Greenberg:
1.	is entitled to an annual base salary, which for fiscal year 2008 is $1,026,300;

2.	participates in UGI Corporation’s executive annual bonus plan;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.

EXHIBIT 10.30
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
PETER KELLY
Peter Kelly is Vice President — Finance and Chief Financial Officer of UGI Corporation. Mr. Kelly has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Kelly:
1.	is entitled to an annual base salary, which for fiscal year 2008 is $406,036;

2.	participates in UGI Corporation’s executive annual bonus plan;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.

EXHIBIT 10.30
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
FRANCOIS VARAGNE
Francois Varagne is President and Chief Executive Officer of Antargaz, a subsidiary of UGI Corporation. Mr. Varagne has an oral compensation arrangement with Antargaz which includes the following:
Mr. Varagne:
1.	is entitled to an annual base salary, which for fiscal year 2008 is €325,000;

2.	participates in an annual bonus; and

3.	participates in the long-term compensation plan, the UGI Corporation 2004 Omnibus Equity Compensation Plan subsidiary plan for French employees, as amended.

EXHIBIT 10.30
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN L. WALSH
John L. Walsh is President and Chief Operating Officer of UGI Corporation. Mr. Walsh has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Walsh:
1.	is entitled to an annual base salary, which for fiscal year 2008 is $617,500;

2.	participates in UGI Corporation’s executive annual bonus plan;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.